UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05734

Diamond Hill Financial Trends Fund, Inc.

(Exact name of registrant as specified in charter)

325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215

(Address of principal executive offices) (Zip code)

James F. Laird, Jr., 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215

(Name and address of agent for service)

Registrant’s telephone number, including area code: 614-255-3333

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Item 1.	Reports to Stockholders.

Diamond Hill Financial Trends Fund, Inc.

Annual Report

December 31, 2011

Welcome

Dear Fellow Shareholders:

Your Board of Directors would like to take this opportunity to share with you its views and perspectives on the history and future of the Fund, as well as share its current thoughts on the issue of the Fund’s market price per share discount to net asset value per share in light of recent conversations with a new large shareholder.

As you know, your Fund’s primary investment objective is long-term capital appreciation by investing in stocks of financial services companies. Your Board of Directors has always focused on investment performance and, over the years, it has proposed, and you have approved, many changes to the Fund’s investment objectives and policies to keep pace with evolving trends and opportunities. For the same reason, your Board of Directors has not been shy about terminating advisory relationships when it has deemed so in the best long-term interests of the Fund and its shareholders. It did so in 1991 when it terminated the Fund’s relationship with it original investment adviser, and it did so again in 2007 when it engaged our current investment adviser, Diamond Hill Capital Management, Inc. As a result of those efforts, the Fund has been able to offer an attractive alternative for shareholders to add financial industry exposure to their portfolios by consistently delivering strong relative investment performance over time when compared to industry indexes. See page 1 for a summary of relevant performance data.

Recognizing the impact of expenses on performance, your Board of Directors has also kept a sharp eye on the Fund’s expense ratio. For example, as recently as 2009 we reduced the size of the board by 33% and cut the compensation for remaining directors by 23%. As a result, your Fund boasts an expense ratio that ranks in the top half of all closed-end equity funds, notwithstanding the Fund’s small size relative to its comparative universe of funds. Your Fund’s ability to deliver a reasonable and competitive expense ratio while at the same time retaining first class service providers and delivering quality management and service should dispel any notion that a small fund is not “viable” or “competitive.” In fact, our smaller size also allows for maximum investment flexibility without concerns over market impact.

Analyzing your Fund today, your Board sees a fund with the following beneficial characteristics:

•

A Fund with an experienced and respected investment adviser and administrator with a sound investment philosophy and strong discipline that has delivered meaningful relative outperformance in the toughest environment for financial stocks in years;

•	A Fund that offers its shareholders the opportunity to make attractive returns on both a relative and absolute basis from its investments in the recovering financial sector;

TABLE OF CONTENTS
Your fund at a glance page 1
Portfolio Commentary page 2
Fund’s Investments page 4
Financial Statements page 8
Notes to Financial Statements page 12
Report of Independent Registered Public Accounting Firm page 18
Directors and Officers page 24
Notice of Privacy Policy page 26

•	A Fund with a flexible investment mandate within the financial services industry that allows it to invest broadly in companies of any size and on a long or short basis;

•	A Fund with a competitive expense ratio, both in relative and absolute terms, particularly when Fund size is taken into account;

•	A Fund that offers its shareholders an attractive opportunity to seek financial industry exposure in their portfolios; and

•	A Fund with a strongly independent Board of Directors with a history of proper decision making and a constant focus on the best long-term interests of the Fund and its shareholders.

Like virtually all equity closed-end funds whose objective is long-term capital appreciation, the Fund’s shares trade at a discount to their net asset value. Your Board of Directors would also like to take this opportunity to share its views on the issue of the Fund’s market discount.

Since the very inception of the Fund, your Board has carefully monitored and studied the issue of closed-end fund discounts. There are differing views about the cause and effect of discounts and what if anything can be done to reduce or eliminate them. This much is true, however: discounts are inherent to equity closed-end funds and no technique, short of liquidation or open-ending, has proven effective in reducing or eliminating the discount for more than a short period of time, with discounts returning soon after, for example, a tender offer or share repurchase is completed. There are two alternatives, open-ending or liquidation, that will completely eliminate a closed-end fund discount. However, the open-ending alternative, even if viable, eliminates the long-term investment benefits of investing in a closed-end format, and liquidation, an obviously one time option, denies shareholders the long-term opportunity to benefit from the attractive and competitive investment option in which they invested. Both these options also result in the forced realization of taxable gains at potentially inopportune times.

If you accept, like we do, that discounts are inherent to equity closed-end funds and that closed-end funds offer long-term investment benefits to shareholders, then the main focus should be in two areas: the viability of the Fund as an attractive and competitive investment alternative for shareholders and the Fund’s investment performance. As stated above, we believe the Fund is eminently viable and attractive and that the financial sector is poised for attractive returns over the coming years. The discount exists, it varies from time to time and shareholder returns are enhanced when it narrows, but long-term shareholders who buy shares “at a discount” presumably for long-term investment purposes should not be primarily concerned about selling them “at a discount.” In other words, we believe that Fund performance and financial industry trends are the primary driver of our Fund’s market price just as they are the drivers of our net asset value.

We believe our view has been confirmed by shareholders twice, once in 1995 when the shareholders voted to make the Fund’s duration perpetual instead of liquidating or open-ending, and again in 2007 when shareholders approved the engagement of Diamond Hill. In approving Diamond Hill, the shareholders validated the Board’s rejection of an open-ending proposal by the Fund’s adviser at the time. As the Fund has survived the financial debacle of the last three years with relative outperformance and as the financial industry begins to recover, the Board believes that this would be an inopportune time to effect a possible liquidation or other liquidation-type events for the sole purpose of a short-term reduction of the discount at the expense of sacrificing potentially more significant long-term growth.

It is worth reminding shareholders that consistent with our view, in 2009 we authorized Diamond Hill to repurchase up to 200,000 shares in the open market during any period that the Fund’s own shares, as a result of the discount or other factors, are an attractive investment relative to other investment opportunities available to the Fund, taking into account all relevant circumstances, including the impact of the repurchase on the expense ratio of the Fund. Such an opportunity presented itself in Diamond Hill’s view in 2010 at a time when our discount was approximately 17%, and the Fund repurchased 25,000 of its shares at an average price of $9.09 per share. As expected, the impact of the repurchase on the discount was temporary, but there is no question that the repurchase was a good use of cash for the Fund and yielded a good investment result for shareholders.

Your Board will continue to monitor the Fund’s performance, viability and discount in light of all relevant circumstances from time to time, staying faithful to our long term investment objective and focus. Consistent with its track record of independent action, your Board will continue to take such action as it deems in the best interest of the Fund and its shareholders, including tenders, liquidation or open-ending. In doing so, the Board will consider what’s beneficial to all shareholders, analyzing very carefully the long-term impact of its decisions. Your Board has a long record of solid independent judgment and we pledge to continue to live up to that record.

Sincerely,

Franklin C. Golden

Chairman of Diamond Hill Financial Trends Fund, Inc.

Your fund at a glance (unaudited)

The Fund seeks long-term capital appreciation with current income as a secondary objective by investing at least 80% of its assets in stocks of U.S. financial services companies of any size.

Over the past 12 months

†	The Fund declined 12.95% on a net asset value basis, outperforming the S&P 1500 Super-composite Financials Index, which was down 15.01%.

†	Public equity markets were flat for the year despite significant volatility, particularly in the second half of the year.

†

While the U.S. economy continued to show some signs of modest improvement, the outlook for the global economy worsened during the year as the European sovereign debt crisis forced new austerity measures and led to heightened concerns about the capitalization of the European banking system.

†

Many of the Fund’s more credit sensitive investments, such as global banks and life insurers, declined substantially during the second half of 2011 as the increasing stress in Europe led to substantial widening in credit spreads and fear of another financial crisis.

†

The Fund’s investments in the property and casualty insurance and consumer credit industries outperformed many other financials during the year as their domestic focus and improving outlooks attracted investors.

Period Annual Total Returns (%) As of December 31, 2011	One Year	Three Year	Five Year	Ten Year	Fifteen Year	Twenty Year
Diamond Hill Financial Trends Fund, Inc. (Inception Date: July 3, 1989)
Net Asset Value	-12.95	8.09	-9.25	1.06	4.23	7.24
S&P 1500 SuperComposite Financials Index*
	-15.01	3.60	-15.40	-3.55	2.24	NA

*	The S&P 1500 SuperComposite Financials Index commenced on 12/30/1994 and therefore does not have a twenty year return figure

The total returns for the Fund are at net asset value and include reinvestment of all distributions. The performance data combined within this material represents past performance, which does not guarantee future results.

Top 10 Holdings

Wells Fargo & Co.	8.2%	Prudential Financial, Inc.	4.2%
JPMorgan Chase & Co.	6.1%	Hartford Financial Services Group, Inc.	3.2%
Assured Guaranty Ltd.	6.0%	Popular, Inc.	2.7%
U.S. Bancorp	4.8%	Morgan Stanley	2.7%
PNC Financial Services Group, Inc.	4.6%	iStar Financial, Inc. REIT	2.7%

As a percentage of net assets on December 31, 2011 and excludes any cash equivalents.

Portfolio Commentary (unaudited)

Without question, 2011 was a very difficult year for the financial sector. The Financial Trends Fund declined 12.95%, at net asset value, as it was negatively influenced by a heavy long bias throughout the year. The S&P 1500 SuperComposite Financials Index, the Fund’s primary benchmark, declined 15.01% and dramatically trailed the broader U.S. equity indices. The past year marked the fifth consecutive year that the financial sector trailed the broader market, and the KBW Bank Index (BKX) underperformed once again marking its seventh lagging year out of the past eight. For the trailing five-year period, the Fund declined 9.25% annually compared to a 15.40% annual decline in the primary benchmark.

As we have written for the past few years, we believe the financial services sector is poised for attractive returns on both an absolute and relative basis over the next five years. After an extremely trying period of time, it appears most of the key industries within the sector are now well positioned for recovery after having generally dealt with credit, capital, and regulatory issues. More specifically, capital levels in virtually all areas of the sector, but most importantly the banking industry, have increased once again over the past year, and it looks as if most of the larger domestic institutions are ready to easily meet the revised capital requirements in advance of new regulatory guidelines. Also, we continue to see greater capital clarity from key regulatory bodies, which should allow many companies to increase payouts in the coming year. Finally, valuations remain very constructive and should bode well for future returns.

Also as we have communicated over the years, we value stocks using a long time horizon and based on our estimates of normalized earnings. Once again, the combination of improving underlying business fundamentals, along with still modest valuations, led us to numerous undervalued situations and therefore a continuation of the heavy long bias in the portfolio. In particular, we continued to hold investments in companies which we believe have been able to substantially improve their competitive position during the recent economic/credit cycle. Examples at the larger end of the market capitalization spectrum would include two long-time holdings, Wells Fargo & Co. and US Bancorp. We also added meaningfully to a few of our small-cap holdings, many of which we now believe represent very attractive risk/reward opportunities. These organizations have either been the beneficiaries of FDIC assisted transactions or are simply dramatically undervalued relative to our estimates of underlying asset value. In addition, we continued to find value in a number of insurance companies with Assured Guaranty Ltd., Prudential Financial, Inc. and Hartford Financial Services Group, Inc. all in the top ten largest holdings at year-end. These companies generally experienced fundamental pressures relatively early in the cycle due to exposure to real estate related assets and/or broad exposure to the equity markets. Today, these organizations display sound balance sheets and are generally positioned to add profitable market share in their respective businesses. Finally, we continue to expect increased efficiency gains as many industries adjust to the deleveraging and generally slower economic growth of the ‘new normal’.

Christopher M. Bingaman	Austin Hawley	John Loesch

As always, we continue to believe shareholders in the Fund will benefit from a relatively concentrated portfolio. Also, as most of you are aware, we continue to manage the Fund as a long-short portfolio and will continue to do so for the foreseeable future. We do not intend to use our short positions as a “hedge” to mitigate our long exposure/volatility, but instead as a way to enhance our performance over time. Our short exposure will typically be much smaller than our long exposure, and therefore, we will have fewer and generally smaller positions. Finally, we continually strive to maintain our disciplined process of evaluating both the fundamentals and valuations of our current prospective investments.

We would like to thank our shareholders for their continued support of the Fund.

Christopher M. Bingaman, CFA	Austin Hawley, CFA	John Loesch, CFA
Portfolio Manager	Assistant Portfolio Manager	Assistant Portfolio Manager

Diamond Hill Financial Trends Fund, Inc.

Diamond Hill Financial Trends Fund, Inc.

Schedule of Investments

December 31, 2011

	Shares	Fair Value
Preferred Stocks — 2.3%
Banking Services — 1.0%
Citizens Funding Trust I, 0.47%*	17,775	$419,312
REITs & Real Estate Management — 1.3%
iStar Financial, Inc., Series F, 0.49%	34,800	499,380
Total Preferred Stocks		$918,692

Common Stocks — 88.4%
Banking Services — 35.6%
BB&T Corp.	12,907	324,869
City National Corp.	9,570	422,803
First California Financial Group, Inc.	89,070	290,368
First Financial Holdings, Inc.	81,383	726,750
First Niagara Financial Group, Inc.	92,145	795,211
First of Long Island Corp., The^	27,056	712,114
First Republic Bank of California*	15,855	485,321
Huntington Bancshares, Inc.	121,010	664,345
National Penn Bancshares, Inc.	22,895	193,234
PNC Financial Services Group, Inc.	31,725	1,829,581
Popular, Inc.*	770,225	1,070,613
Sterling Bancorp	67,370	582,077
SunTrust Banks, Inc.	46,800	828,360
U.S. Bancorp	70,354	1,903,076
Wells Fargo & Co.§	118,090	3,254,560
		14,083,282
Consumer Financial Services — 1.9%
American Express Co.	11,705	552,125
Discover Financial Services	7,505	180,120
		732,245
Financial Services — 13.6%
Bank of America Corp.	36,620	203,607
Bank of New York Mellon Corp., The§	46,443	924,680
CME Group, Inc.	3,295	802,893
JPMorgan Chase & Co.§	72,248	2,402,246
Morgan Stanley	70,045	1,059,781
		5,393,207

Diamond Hill Financial Trends Fund, Inc.	See notes to financial statements

	Shares/ Par Value	Fair Value
Insurance — 29.5%
ACE Ltd.	9,110	$638,793
Alleghany Corp.*	672	191,715
Assurant, Inc.	25,040	1,028,142
Assured Guaranty Ltd.	181,536	2,385,383
Chubb Corp., The	3,135	217,005
Hartford Financial Services Group, Inc.	78,432	1,274,520
HCC Insurance Holdings, Inc.	15,265	419,787
Horace Mann Educators Corp.	61,717	846,140
Old Republic International Corp.	32,710	303,222
Prudential Financial, Inc.	32,900	1,648,948
Selective Insurance Group, Inc.	31,690	561,863
Travelers Cos., Inc., The§	12,005	710,336
White Mountains Insurance Group Ltd.	1,045	473,866
XL Group plc	49,475	978,121
		11,677,841
Other — 1.1%
CoreLogic, Inc.*	34,405	444,857
REITs & Real Estate Management — 6.7%
iStar Financial, Inc. REIT*^	199,010	1,052,763
Redwood Trust, Inc. REIT	90,395	920,221
Winthrop Realty Trust REIT	65,840	669,593
		2,642,577
Total Common Stocks		$34,974,009

Corporate Bond — 1.0%
Banking Services — 1.0%
Synovus Financial Corp., 4.88%, 2/15/13	$415,000	396,325

See notes to financial statements	Diamond Hill Financial Trends Fund, Inc.

	Shares	Fair Value
Registered Investment Company — 0.3%
Fidelity Institutional Prime Money Market Portfolio, 0.16%†	129,440	$129,440

Total Investment Securities — 92.0%
(Cost $36,126,476)**		$36,418,466

Segregated Cash With Brokers — 7.8%		3,063,265

Securities Sold Short — (7.9)%
(Proceeds $2,825,474)		(3,124,953)

Net Other Assets (Liabilities) — 8.1%		3,208,427

Net Assets — 100.0%		$39,565,205

*	Non-income producing security.
**	Represents cost for financial reporting purposes.
^	All or a portion of the security is on loan. The total fair value of the securities on loan, as of December 31, 2011, was $118,314.
§	Security position is either entirely or partially held in a segregated account as collateral for securities sold short and aggregating to a total fair value of $2,656,359.
†	This security, which was purchased using cash collateral received from securities on loan, represents collateral for securities loaned as of December 31, 2011.
REIT	– Real Estate Investment Trust

Diamond Hill Financial Trends Fund, Inc.	See notes to financial statements

Diamond Hill Financial Trends Fund, Inc.

Schedule of Securities Sold Short

December 31, 2011

	Shares	Fair Value
Common Stocks — 7.9%
Banking Services — 7.2%
Bank of the Ozarks, Inc.	34,830	$1,032,013
Home Bancshares, Inc.	22,760	589,711
Lakeland Bancorp, Inc.	24,212	208,707
United Bankshares, Inc.	31,251	883,466
WesBanco, Inc.	7,040	137,069
		2,850,966
Financial Services — 0.7%
Moody’s Corp.	8,135	273,987

Total Common Stocks Sold Short
(Proceeds $2,825,474)		$3,124,953

Percentages disclosed are based on total net assets of the Fund at December 31, 2011.

See notes to financial statements	Diamond Hill Financial Trends Fund, Inc.

Financial Statements

Statement of Assets and Liabilities December 31, 2011

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value for each common share.

Assets
Investments, at fair value (cost $36,126,476) - including $118,314 of securities loaned	$36,418,466
Cash	3,449,130
Deposit with broker for securities sold short	3,063,265
Receivable for investments sold	197,904
Receivable for dividends and interest	53,114
Prepaid assets	11,464

Total assets	43,193,343

Liabilities
Securities sold short, at value (proceeds $2,825,474)	3,124,953
Return of collateral for securities on loan	129,440
Payable for securities purchased	289,876
Payable to Investment Adviser	21,624
Payable for dividends on securities sold short	9,633
Payable to Administrator	4,990
Payable to Accountant	1,310
Other payables and accrued expenses	46,312

Total liabilities	3,628,138

Net Assets
Capital paid-in	39,989,491
Accumulated net investment income	44,830
Accumulated net realized loss on investments	(461,627)
Net unrealized depreciation on investments	(7,489)

Net Assets	$39,565,205

Net asset value per share
Based on 3,968,124 shares outstanding - 50 million shares authorized with par value of $0.001 per share.	$9.97

Diamond Hill Financial Trends Fund, Inc.	See notes to financial statements

Statement of Operations For the year ended December 31, 2011

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income
Dividends	$760,659
Interest	17,924

Total investment income	778,583

Expenses
Investment management fees	278,318
Administration fees	64,227
Accounting and custody fees	10,271
Director's fees	66,000
Professional fees	39,800
Regulatory fees	17,999
Transfer agent fees	20,501
Postage and printing fees	18,665
Dividend expense on securities sold short	57,035
Insurance	15,850
Other expenses	10,789

Total expenses	599,455

Net investment income	179,128

Realized and unrealized gain (loss)
Net realized gain (loss) on
Security sales	1,176,700
Closed short positions	486,703
Change in net unrealized appreciation (depreciation) of
Investments	(7,635,007)
Securities sold short	(124,601)

Net realized and unrealized loss	(6,096,205)

Decrease in net assets from operations	$(5,917,077)

See notes to financial statements	Diamond Hill Financial Trends Fund, Inc.

Statements of Changes in Net Assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and the net of Fund share transactions, if any.

	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (decrease) in net assets
From operations
Net investment income	$179,128	$163,476
Net realized loss from security sales	1,176,700	4,157,639
Net realized gain from closed short positions	486,703	239,849
Change in net unrealized appreciation (depreciation)	(7,759,608)	2,433,914

Increase (Decrease) in net assets resulting from operations	(5,917,077)	6,994,878

Distributions to common shareholders
From net investment income	(138,884)	(348,401)

Decrease in net assets from distributions to common shareholders	(138,884)	(348,401)

From Capital Share Transactions
Repurchase of Shares (25,000 shares)	—	(237,380)
Net Decrease in Net Assets from Capital Share Transactions	—	(237,380)

Net assets
Beginning of period	45,621,166	39,212,069
End of period	$39,565,205	$45,621,166

Accumulated net investment income	$44,830	$45,274

Diamond Hill Financial Trends Fund, Inc.	See notes to financial statements

Financial Highlights

The Financial Highlights shows how the Fund’s net asset value for a share has changed since the end of the previous period.

	Year Ended December 31,
	2011	2010	2009	2008	2007
Per share operating performance
Net asset value, beginning of period	$11.50	$9.82	$8.36	$15.73	$21.25
Net investment income[1]	0.05	0.04	0.18	0.38	0.28
Net realized and unrealized gain (loss) on investments	(1.54)	1.73	1.61	(7.33)	(3.31)
Total from investment operations	(1.49)	1.77	1.79	(6.95)	(3.03)
Less distributions
From net investment income	(0.04)	(0.09)	(0.33)	(0.10)	(0.28)
From net realized gain	—	—	—	(0.32)	(2.21)
Total distributions	(0.04)	(0.09)	(0.33)	(0.42)	(2.49)
Net asset value, end of period	$9.97	$11.50	$9.82	$8.36	$15.73
Per share market value, end of period	$8.27	$9.81	$7.88	$6.35	$13.75
Total return at net asset value[2] (%)	(12.95)	18.27	22.67	(44.30)	(12.50)
Total return at market value[2] (%)	(15.35)	25.72	29.60	(51.60)	(14.50)

Ratios and supplemental data
Net assets, end of period (in millions)	$40	$46	$39	$33	$63
Ratio of gross expenses to average net assets (%)	1.40	1.42	1.64	1.53	1.30
Ratio of net expenses to average net assets (%)	1.40	1.42	1.32	1.26	1.28
Ratio of net expenses to average net assets, excluding dividends on securities sold short (%)	1.27	1.26	1.15	1.15	—
Ratio of net investment income to average net assets (%)	0.42	0.38	2.21	3.09	1.36
Portfolio turnover (%)	42	51	81	65	42

[1]	Based on the average of the shares outstanding
[2]

Total return based on net asset value reflects changes in the Fund's net asset value during each year. The total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the year.

See notes to financial statements	Diamond Hill Financial Trends Fund, Inc.

Notes to Financial Statements

Note 1

Organization

The Diamond Hill Financial Trends Fund, Inc. (the “Fund”) is a diversified closed-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), as amended.

Accounting Polices

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

The net asset value of the common shares of the Fund is determined daily as of the close of the NYSE, normally at 4:00 P.M. Eastern Time. Short-term debt investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates fair value. Investments in other investment companies are valued at their reported net asset value. All other securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Securities for which there are no such quotations, principally debt securities, are valued based on the valuation provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Other assets and securities for which no such quotations are readily available (e.g., an approved pricing service does not provide a price, certain stale prices, or an event that materially affects the furnished price) are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors.

The valuation techniques described maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

Diamond Hill Financial Trends Fund, Inc.

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term debt securities of sufficient credit quality maturing in less than 61 days are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities would be reflected as Level 2.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2011:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs
Investments in Securities:
(Assets)
Preferred Stocks*	$918,692	$—
Common Stocks*	34,974,009	—
Corporate Bond*	—	396,325
Registered Investment Company	129,440	—
Total	$36,022,141	$396,325
Investments in Securities Sold Short:
(Liabilities)
Common Stocks*	$(3,124,953)	$—

*	See Schedule of Investments and Schedule of Investments Sold Short for industry classification.

There were no significant transfers in and out of Levels 1, 2, or 3 during the year ended December 31, 2011 and the Fund held no Level 3 securities at December 31, 2011.

New Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update’s adoption on the Fund’s financial statement disclosures.

Investment transactions

Throughout the reporting period, investment transactions are recorded no later than the first business day following trade date. For financial reporting purposes, investments are reported on trade date on the last business day of the reporting period. The specific identification method is used for determining realized gains or losses for financial statements and income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized using the daily effective yield method. The Funds record distributions received from investments in Real Estate Investment Trusts (REITS) in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts once the issuers provide information about the actual composition of the distributions.

Diamond Hill Financial Trends Fund, Inc.

Short sales

The Fund is permitted to make short sales of securities. Short sales are effective when it is believed that the price of a particular security will decline, and involves the sale of a security which the Fund does not own in hope of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the Fund must borrow the security, and the Fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund. Cash received from short sales is maintained by brokers and is used to meet margin requirements for short calls. It is included as “Deposits with brokers for securities sold short” on the Statement of Assets and Liabilities.

The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. The use of short sales may cause the Fund to have higher expenses (especially dividend expenses) than those of other equity mutual funds. Short sales are speculative transactions and involve special risks, including greater reliance on the ability of Diamond Hill Capital Management, Inc. (the “Adviser”) to accurately anticipate the future value of a security.

Securities lending

The Fund has a securities lending agreement with Citibank, N.A. (“Citibank”). Under the terms of the agreement, Citibank is authorized to loan securities on behalf of the Fund to approved borrowers. In exchange, the Fund receives cash collateral in the amount of at least 100% of the value of the securities loaned.

The cash collateral is invested in short-term instruments as noted in the Schedule of

Investments. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. The agreement indemnifies the Fund from losses incurred in the event of a borrower’s material default of the terms and conditions of the borrower agreement. The agreement provides that after predetermined rebates to brokers, the Fund pays Citibank 15% of the net securities lending income plus any costs and other charges incurred by the Fund with Citibank to be paid as credits. The securities lending income is first used to offset custody and accounting fees for each Fund and any remaining amount is paid to each Fund as securities lending income. Prior to August 22, 2011, the Fund had a securities lending agreement with JPMorgan Chase Bank N.A. (“JPMorgan”) with the same fee schedule as listed above with Citibank except the Funds paid JPMorgan 20% of the net securities lending income plus any costs and other charges incurred by each Fund.

As of December 31, 2011, the value of securities loaned and the collateral held were as follows:

Fair Value of Securities Loaned	Fair Value of Collateral Received
$118,314	$129,440

Federal income taxes

The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. The Fund has analyzed its tax positions taken on Federal income tax returns for all open tax years (tax years ended December 31, 2008 through 2011) and has concluded that no

Diamond Hill Financial Trends Fund, Inc.

provision for income tax is required in the financial statements.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign dividend income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date.

Such distributions on a tax basis, are determined in conformity with income tax regulations, which may differ from GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the fiscal year ended December 31, 2011, aggregated $18,255,528 and $16,211,468, respectively.

Note 2

Management fees and transactions with affiliates and others Investment Advisory

The Fund has entered into an Investment Advisory Agreement with the Adviser whereby the Adviser provides management of the investment and reinvestment of the Fund’s assets; continuous review, supervision, and administration of the investment program of the Fund and provides office space, furnishings and equipment used to carryout the investment management of the Fund. For these services, the Adviser receives a fee at an annual rate of 0.65% of the Fund’s average weekly net asset value, or a flat annual fee of $50,000, whichever is higher. If total Fund expenses exceed 2% of the Fund’s average weekly net asset value in any one year, the Fund requires the Adviser to reimburse the Fund for such excess, subject to a minimum fee of $50,000.

Administration

The Fund has entered into an Administration Agreement with the Adviser whereby the Adviser agrees to oversee the determination and publication of the Fund’s net assets value, the maintenance of the books and records of the Fund; prepare the financial information for the Fund’s proxy statements, if required, and semi-annual and annual reports to shareholders; prepare the Fund’s periodic financial reports to the Securities and Exchange Commission; respond to shareholder inquiries; and supply the Board of Directors and officers of the Fund with all statistical information and reports reasonably required by them. For these services, the Adviser receives a fee at an annual rate of 0.15% of the Fund’s average weekly assets or $22,000, whichever is higher.

The Adviser has entered into a Sub-Administration Agreement with Citi Fund Services Ohio, Inc. (“Citi”), whereby Citi provides certain financial statement and regulatory filings for the Fund. Prior to August 22, 2011, the Adviser had entered into a Sub-Administration Agreement with JPMorgan, whereby JPMorgan provided sub-administration services for the Fund. The services provided by JPMorgan included day-to-day administration of matters related to corporate existence of the Fund (other than rendering investment advice), maintenance of books and records,

Diamond Hill Financial Trends Fund, Inc.

preparation of reports, and supervision of the Fund’s arrangements with the custodian.

The Fund does not pay remuneration to its Officers. Certain Officers of the Fund are employees of the Adviser.

Directors Fees

The Chairman of the Board of Directors receives an annual retainer of $16,000. Each additional Independent Board member receives an annual retainer of $10,000. The meeting attendance fee is $1,250 per Director for each quarterly in-person meeting. The Fund paid $66,000 in aggregate directors fees during the year ended December 31, 2011.

Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund believes the risk of loss to be remote.

Note 3

Fund share transactions

The Fund from time-to-time may, but is not required to, make open market repurchases of its shares in order to attempt to reduce or eliminate the amount of any market value discount or to increase the net asset value of its shares, or both. In addition, the Board of Directors currently intends, each quarter during periods when the Fund’s shares are trading at a discount from the net asset value, to consider the making of tender offers. The Board of Directors may at any time, however, decide that the Fund should not make share repurchases or tender offers.

During the fiscal year ended December 31, 2010, the Fund repurchased 25,000 (0.63% of shares outstanding) of its shares under the share repurchase program authorized by the Board of Directors. The corresponding dollar amount of the share repurchase amounted to $237,380 with a weighted average price per share of $9.50 and a weighted average discount per share at 16.5%.

Share Repurchase Plan

On December 15, 2009, the Board of Directors authorized a share repurchase plan. Under the share repurchase plan, the Fund may purchase in the open market up to 200,000 of its outstanding shares and is effective until the earlier of its termination by vote of the Directors or the repurchase of 200,000 shares. The share repurchase program is intended to increase the Fund’s net asset value per share of the Fund’s remaining shares.

Note 4

Federal Tax Information

The amount and character of income and capital gain distributions paid by the Fund are determined in accordance with Federal income tax regulations which may differ from GAAP. The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due primarily to short-term capital gains being treated as ordinary income for tax purposes.

The tax character of dividends paid to shareholders during 2011 and 2010 was as follows:

	Ordinary Income	Long-Term Gains	Total
2011	$138,884	$—	$138,884
2010	348,401	—	348,401

Diamond Hill Financial Trends Fund, Inc.

The following information is computed on a tax basis for each item of the Fund as of December 31, 2011:

Tax cost of portfolio investments	$33,643,671

Gross unrealized appreciation	4,059,488
Gross unrealized depreciation	(4,409,646)

Net unrealized appreciation	(350,158)
Undistributed ordinary income	44,830
Undistributed long term capital gains	148,886
Qualified Late Year Capital Losses deferred	(267,845)

Accumulated earnings	(424,287)

As of the end of tax year ended December 31, 2011, the Fund has no capital loss carry forwards (CLCFs) available for future use. Under the provisions of the Regulated Investment Company Modernization Act of 2010, CLCFs that originated in a tax year that began before December 23, 2010 (pre-effective CLCFs) may be carried forward, subject to certain limitations, and applied to offset future capital gains, and thus reduce the amount of distributable capital gains, for up to eight succeeding tax years, after which any unutilized CLCFs expire. Pre-effective CLCFs are applied as short-term capital loss regardless of whether the originating capital loss was short term or long term. CLCFs that originate in tax years beginning after December 22, 2010 (post-effective CLCFs), are applied consistent with the character in which they originated as a new loss on the first day of the immediately succeeding tax year, and thus take precedent over the application of pre-effective CLCFs. Post-effective CLCFs can be carried forward indefinitely.

The Fund utilized $1,781,135 of CLCFs in the current fiscal year.

The Fund also elected to defer until its subsequent tax year capital losses incurred after October 31, 2011. The “Qualified Late Year Capital Losses deferred” losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Certain reclassifications have been made to the components of net assets, the result of investments in REITs. The following reclassifications have no impact on the net assets or net assets value per share of the Fund and are designed to present the Fund's capital accounts on a tax basis:

Accumulated net investment income	Accumulated net realized loss on investments
$(165)	$165

Note 5

Subsequent Events

The Fund evaluated events from December 31, 2011 through the date that these financial statements were issued. There were no subsequent events to report that would have a material impact on the Fund’s financial statements.

Diamond Hill Financial Trends Fund, Inc.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

the Diamond Hill Financial Trends Fund, Inc:

We have audited the accompanying statement of assets and liabilities of the Diamond Hill Financial Trends Fund, Inc. (the Fund), including the schedule of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Diamond Hill Financial Trends Fund, Inc. at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio

February 27, 2012

Supplemental Information (unaudited)

Tax information

For federal income tax purposes, the following information was furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended December 31, 2011.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 2011, 100% of the dividends qualified for the corporate dividends-received deduction.

The Fund designated the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount was reflected on Form 1099-DIV for the calendar year 2011.

Shareholders were mailed a 2011 U.S. Treasury Department Form 1099-DIV in January 2012. This will reflect the total of all distributions that are taxable for calendar year 2011.

Proxy Voting

The investment adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Fund. A description of the policies and procedures that the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available without charge upon request by calling 1-614-255-4080 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Investment objective and policy

The Fund’s investment objective is to provide long-term capital appreciation. The Fund will seek to achieve its investment objective of long-term capital appreciation by investing between 80% and 115% of its assets long and sell short between 5% and 25% of its assets in stocks of U.S. financial services companies of any size. These companies include banks, thrifts, finance companies, brokerage and advisory firms, real estate-related firms, insurance companies and financial holding companies. These companies are usually regulated by governmental or quasigovernmental entities and, as a result, are subject to the risk that regulatory developments will adversely affect them. With respect to the Fund’s investment policy of investing at least 80% of “assets” in equity securities, “assets” is defined as net assets plus the amount of any borrowings for investment purposes. The Fund will notify shareholders at least 60 days prior to any change in this policy. In abnormal market conditions, the Fund may take temporary defensive positions.

As such, the Fund may temporarily invest all of its assets in investment-grade, short-term securities. In such circumstances, the Fund may not achieve its objective. The Fund’s current investment restriction, relating to industry concentration, has been modified to remove the reference to the banking and savings industry so that it reads as follows: “Except for temporary defensive purposes, the Fund may not invest more than 25% of its total assets in any one industry or group of related industries, except that the Fund will invest more than 25% of its assets in the financial services sector.”

Director approval of investment advisory agreement

The Board of Directors (the “Board”) of Diamond Hill Financial Trends Fund (the “Fund”), at a regularly scheduled meeting on August 16, 2011, by a unanimous vote, approved the Management Agreement between the Fund and Diamond Hill

Capital Management, Inc. (the “Adviser”). The directors considered many factors in their approval, none of which was considered a sole determining factor, and specifically summarized the following factors:

(i)	The nature, extent and quality of services to be provided and the investment performance of the Company and the portfolio manager. The Board considered the reputation, financial strength, key services and operations, resources and expertise of the Adviser as a firm, including the structure of its organization, its relationships, reputation and financial strength, its access to existing shared knowledge in capital markets and trends, and its ability to attract and maintain highly-qualified, professional talent. The Board noted its strong satisfaction with the entire professional staff of the Adviser and the investment driven culture of the firm. The Board also assessed the services and attention provided by the Adviser since its engagement in December 2007 noting its satisfaction and that the Adviser had met or exceeded all the expectations the Board had of the Adviser at the time of the original engagement.

(ii)	The investment performance of the Company and the Adviser. In this regard, the Board compared the performance of the Company with the performance of various indexes and comparable funds during the Adviser’s tenure. The Board noted that in a difficult market environment the Company outperformed the S&P 1500 Financial Index. Following discussion, the Board concluded that the investment performance of the Company was satisfactory and consistent with the Company’s objectives and policies.

(iii)	The costs of the services to be provided and profits to be realized by the Adviser from the relationship with the Company. In this respect, the Board considered the Adviser’s staffing, personnel and methods of operating, the financial condition of the Adviser and the level of commitment to the Company by the Adviser and its principals. The Board also noted that the Company’s advisory fees were among the lowest of all financial services fund and that no Adviser client paid a lower fee. Following discussion, the Board concluded that the fees paid to the Adviser were reasonable in light of all circumstances.

(iv)	The extent to which economies of scale will be realized as the Company grows and whether fee levels reflect those economies of scale. The Board considered whether economies of scale would be realized by the Company at higher asset levels. The Board considered the current economic conditions and the Company’s current asset size and concluded that under foreseeable conditions, it was unable to assess at this time whether economies of scale would be realized if the Company was to experience significant asset growth. In the event the Company was to experience significant asset growth, the Board determined to reassess whether the advisory fee appropriately took into account any economies of scale that had been realizes as a result of such growth.

Having considered (1) the nature, extent and quality of the services to be provided and the investment performance of the Fund and the portfolio manager, (2) the investment performance of the Fund and the Adviser, (3) the costs of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund, (4) the extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale, as discussed more fully above. The Directors, the majority of whom are Independent Directors under the 1940 Act, concluded it was appropriate to renew the investment advisory agreements.

Portfolio management

Mr. Christopher Bingaman assumed responsibility as the portfolio manager of the Fund on December 1, 2007. Mr. Bingaman has a Bachelor of Arts degree in Finance (cum laude) from Hillsdale College, a Masters degree in Business Administration from the University of Notre Dame and holds the CFA designation. He has been an investment professional with Diamond Hill Capital Management, Inc. since March 2001. From 1998 to March 2001, Mr. Bingaman was a Senior Equity Analyst for Villanova Capital/Nationwide Insurance. In 1997, Mr. Bingaman was an Equity Analyst for Dillon Capital Management, an investment advisory firm.

Mr. Austin Hawley assumed responsibility as assistant portfolio manager of the Fund on December 31, 2009. Mr. Hawley has a B.A. degree in history with an economics minor from Dartmouth College (cum laude), a Masters degree in Business Administration from the Tuck School of Business at Dartmouth College, and holds the CFA designation. He has been an investment professional with Diamond Hill Capital Management, Inc. since August 2008. From 2004 to 2008, Mr. Hawley was an Equity Analyst at Putnam Investments. He served as an Investment Associate at Putnam Investments from 1999 to 2002.

Mr. John Loesch assumed responsibility as assistant portfolio manager of the Fund on December 31, 2009. Mr. Loesch has a B.S. degree in public affairs with an emphasis in public financial management from Indiana University, a Masters degree in Business Administration from University of Notre Dame-Mendoza College of Business (cum laude), and holds the CFA designation. He has been with Diamond Hill Capital Management, Inc. since May 2007. From 2003 to 2006, Mr. Loesch was an Analyst with Nationwide Financial. He served as a Financial Advisor with UBS Financial Services from 2001 to 2003.

Bylaws

In January 2003, the Board of Directors adopted several amendments to the Fund’s bylaws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for director. The advance notice provisions in the bylaws require shareholders to notify the Fund in writing of any proposal that they intend to present at an annual meeting of shareholders, including any nominations for Director, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year’s annual meeting of shareholders. The notification must be in the form prescribed by the bylaws. The advance notice provisions provide the Fund and its Directors with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures that must be followed in order for a shareholder to call a special meeting of shareholders. The Fund is presently listed on NASDAQ and, per a grandfathering provision, is not required to hold annual shareholder meetings. The Board approved the above amendment to the Fund’s bylaws to provide a defined structure for the submission of shareholder proposals should the circumstances change and an annual meeting be required. Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the bylaws.

In November 2005, the Fund’s Board of Directors adopted amendments to the Fund’s bylaws regarding the Chairman of the Board position: The scope of the Chairman’s responsibilities and fiduciary obligations were further defined. Also disclosure regarding the election, resignation and removal of the Chairman as well as the filling of a vacancy was added.

At a quarterly meeting of the Fund’s Board of Directors held February 13, 2006, the Board amended Article II Section 2 of the Fund’s bylaws to state that a special meeting of the shareholders, unless otherwise provided by law or by the Articles of Incorporation, may be called for any purpose or purposes by a majority of the Board of Directors, the President, or, subject to Section 2(c), by the Secretary of the Corporation upon the written request of shareholders entitled to cast at least 35% of all votes entitled to be cast at the meeting.

In November 2007, the Fund’s Board of Directors adopted several amendments to the Fund’s bylaws. First, the Board further clarified the treatment of street name shares held by brokers without authority to vote them as to a particular proposal. Those shares are treated as shares present and entitled to vote with respect to the proposal, but will not be counted as a vote in favor of the proposal. Also, the Board amended the bylaws to provide that a plurality of votes cast at a meeting of stockholders at which quorum is present shall be sufficient to elect a director.

In February 2011, the Fund’s Board of Directors adopted an amendment to the Fund’s bylaws to the effect the Chairman no longer needed to be a person who is not an interested person of the Fund, but could not be an affiliate of the Fund’s investment adviser or administrator.

Dividends and distributions

During the fiscal year ended December 31, 2011, dividends from net investment income totaling $0.035 per share were paid to shareholders. The date of payment was December 27, 2011.

Dividend reinvestment plan

The Fund offers its registered shareholders an automatic Dividend Reinvestment Plan (the “Plan”), which enables each participating shareholder to have all dividends (including income dividends and/or capital gains distributions) payable in cash, reinvested by Computershare Shareowner Services LLC (the “Plan Agent”) in shares of the Fund’s common stock. However, shareholders may elect not to enter into, or may terminate at any time without penalty, their participation in the Plan by notifying the Plan Agent in writing. Shareholders who do not participate in the Plan will receive all dividends in cash.

In the case of shareholders such as banks, brokers or nominees who hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of record ownership of shares. These record shareholders will receive dividends under the Plan on behalf of participating beneficial owners and cash on behalf of non-participating beneficial owners. These record holders will then credit the beneficial owners’ accounts with the appropriate stock or cash distribution.

Whenever the market price of the Fund’s stock equals or exceeds net asset value per share, participating shareholders will be issued stock valued at the greater of (i) net asset value per share or (ii) 95% of the market price. If the net asset value per share of the Fund’s stock exceeds the market price per share, the Plan Agent shall make open market purchases of the Fund’s stock for each participating shareholder’s account. These purchases may begin no sooner than five business days prior to the payment date for the dividend and will end up to thirty days after the payment date. If shares cannot be purchased within thirty days after the payment date, the balance of shares will be purchased from the Fund at the average price of shares purchased on the open market. Each participating shareholder will be charged a pro rata share of brokerage commissions on all open market purchases. The shares issued to participating shareholders, including fractional shares, will be held by the Plan Agent in the name of the shareholder. The Plan Agent will confirm each acquisition made for the account of the participating shareholders as soon as practicable after the payment date of the distribution.

The reinvestment of dividends does not relieve participating shareholders of any federal, state or local income tax that may be due with respect to each dividend. Dividends reinvested in shares will be treated on your federal income tax return as though you had received a dividend in cash in an amount equal to the fair market value of the shares received, as determined by the prices for shares of the Fund on the Nasdaq National Market System as of the dividend payment date. Distributions from the Fund’s long-term capital gains will be taxable to you as long-term capital gains. The confirmation referred to above will contain all the information you will require for determining the cost basis of shares acquired and should be retained for that purpose. At year end, each account will be supplied with detailed information necessary to determine total tax liability for the calendar year.

All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Computershare Shareowner Services LLC at P.O. Box 3338, South Hackensack, New Jersey 07606-1938 (Telephone: 1-877-254-8583).

Shareholder communication and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Computershare Shareowner Services LLC

480 Washington Boulevard

Jersey City, NJ 07310

Telephone: 1-877-254-8583

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Directors and Officers

This chart provides information about the Directors and Officers who oversee your Diamond Hill Financial Trends Fund. Officers elected by the Directors manage the day-to-day operations of the Fund and execute policies formulated by the Directors.

Interested Director and Independent Directors[1]

Name, age
Position(s) held with Fund	Director of Fund since	[2]
Principal occupation(s) and other directorships during past 5 years

Interested Director

Franklin C. Golden, Born: 1950	1989
Chairman and Director
Managing Director, Wells Fargo Advisors LLC (since 2001) (broker dealer)

Independent Directors

Russell J. Page, Born: 1942	2003
Director
Principal, Rusty Page & Co. (equity markets consulting) (since 1996); Trustee, Appalachian Regional Healthcare Systems (since 2004); Director, Cannon Memorial Hospital (since 2003);

Fred G. Steingraber, Born: 1938	1989
Director
Chairman and Chief Executive Officer, A.T. Kearney, Inc. (management consulting) (retired 2002); Director, Maytag Corporation; Director, Supervisory Board of
Continental AG; Director 3i PLC; Director, Elkay Manufacturing.

Donald R. Tomlin, Born: 1933	1989
Director
Portfolio Manager of Livingston Group Asset Management Company (operating as Southport Capital, Inc.) (since 2001);

[1]	The business address for all Directors and Officers is 325 John H McConnell Blvd., Columbus, OH, 43215.
[2]	Each Director and Officer serves until resignation, retirement age or until his or her successor is elected.

Principal Officers[1]

Name, age	Officer of Fund since	[2]
Position(s) held with Fund
Principal occupation(s) at least the last 5 years

James F. Laird, Jr., Born: 1957	December 1, 2007
President
Chief Financial Officer of Diamond Hill Investment Group, Inc., since December 2001.

Gary R. Young, Born: 1969	December 1, 2007
Treasurer, Secretary, and Chief Compliance Officer
Controller of Diamond Hill Investment Group, Inc., since April 2004.
Chief Compliance Officer of Diamond Hill Capital Management, Inc., since October 2010.

Brian D. Risinger, Born: 1968	December 1, 2007
Assistant Treasurer
Director of Compliance and Administration of Diamond Hill Investment Group, Inc., since May 2006; Director of Compliance and Director of Fund Administration with BISYS Fund Services April 1994 through April 2006.

[1]	The business address for all Directors and Officers is 325 John H McConnell Blvd., Columbus, OH, 43215.
[2]	Each Director and Officer serves until resignation, retirement age or until his or her successor is elected.

NOTICE OF PRIVACY POLICY FOR

DIAMOND HILL FINANCIAL TRENDS FUND

We value you as a shareholder and take your personal privacy seriously. In order to enhance our ability to provide you with the best service possible, Diamond Hill Financial Trends Fund (referred to as “we” or “us” or the “Fund”) collect, use and share certain information about you. This policy explains what information we collect and with whom we share it. The practices described in this policy are applicable to all customers, including prospective, current and former customers. The policy also explains how we protect the security and confidentiality of certain customer information.

SAFEGUARDING PRIVACY

Diamond Hill Financial Trends Fund maintains physical, electronic and procedural safeguards that comply with federal standards to ensure the safety of non-public personal customer information. In addition, we require service providers to the Fund to maintain policies and procedures designed to assure only appropriate access to, and use of, information about customers and to maintain physical, electronic and procedural safeguards that comply with federal standards to guard non-public personal customer information.

INFORMATION WE COLLECT AND SOURCES OF INFORMATION

We may collect information about our customers to help identify you, evaluate your application, service and manage your account and offer services and products you may find valuable. We collect this information from a variety of sources including:

•	Information we receive from you on applications or other forms, such as your name, address, date of birth, social security number and investment information;

•	Information about your transactions and experiences with us, such as your account balance, transaction history and investment selections; and

•	Information you supply in written, telephonic or electronic communications with the Fund or service providers to the Fund.

INFORMATION WE SHARE

We may disclose all non-public personal information we collect, as described above, to companies that perform services on our behalf, including those that assist us in responding to inquiries, processing transactions, preparing and mailing account statements and other forms of shareholder services, provided they use the information solely for these purposes and they enter into a confidentiality agreement regarding the information. We also may disclose non-public personal information as otherwise permitted by law.

QUESTIONS?

Questions regarding this policy may be directed to: 877-254-8583

For more information

Proxy Voting

The investment adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Fund. A description of the policies and procedures that the advisor uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available without charge upon request by calling toll free 1-614-255-4080 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

A listing of month-end portfolio holdings is available on our website, www.diamond-hill.com. Additionally, the Fund files a complete listing of portfolio holdings as of the end of the first and third quarters of each fiscal year on Form N-Q and each second and fourth quarters of each fiscal year on Form N-CSR. The complete listing (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling 1-888-255-4080. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Directors
Franklin C. Golden
Russell J. Page
Fred G. Steingraber
Donald R. Tomlin

Officers
Franklin C. Golden
Chairman
James Laird
President
Gary Young
Treasurer, CCO, Secretary
Brian Risinger
Assistant Treasurer

Investment adviser
Diamond Hill Capital Management, Inc.
325 John H. McConnell Boulevard, Suite 200
Columbus, Ohio 43215

Custodian
Citibank N.A.
388 Greenwich Street
New York, NY 10013

Transfer agent and registrar
Computershare Shareowner Services LLC
480 Washington Boulevard
Jersey City, NJ 07310

Independent directors’ Counsel
Paul Hastings LLP
600 Peachtree St., N.E.
Twenty – Fourth Floor
Atlanta, GA 30308

Stock symbol
Listed Nasdaq Symbol:
DHFT

For shareholder
assistance,
refer to page 23

How to contact us

Internet	www.diamond-hill.com

Mail	Computershare Shareowner Services LLC
480 Washington Boulevard
Jersey City, NJ 07310

Phone	Customer service representatives	1-877-254-8583
	Information Line	1-614-255-4080

325 John H. McConnell Blvd.

Suite 200

Columbus, Ohio 43215

614.255.3333

www.diamond-hill.com

Investment Adviser

Diamond Hill Capital Management, Inc.

For additional information, call:

Computershare Shareowner Services LLC

TOLL FREE 877.254.8583

Item 2.	Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Mr. Russell J. Page, who is “independent” for purposes of this Item 3 of Form N-CSR

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. Audit fees totaled $18,500 and $18,100 in fiscal 2011 and 2010, respectively, including fees associated with the annual audit and filing of the registrant’s Form N-SAR.

(b) Audit-Related Fees. There were no audit-related fees in fiscal 2011 and 2010.

(c) Tax Fees. Fees for tax compliance services totaled $4,800 and $4,700 in fiscal 2011 and 2010, respectively.

(d) All Other Fees. There were no other fees in fiscal 2011 and 2010.

(e)(1) Audit Committee Pre-Approval Policies. The Audit Committee pre-approves all non-audit services provided by the independent auditor to the Fund or to the Fund’s Investment Adviser and any entity controlling, controlled by, or under common control with the Investment Adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund.

The Audit Committee is authorized to delegate, to the extent permitted by law, pre-approval responsibilities to one or more members of the Committee who shall report to the Committee regarding approved services at the Committee’s next regularly scheduled meeting. The Committee is also authorized to adopt policies and procedures which govern the pre-approval of audit, audit-related, tax and other services provided by the independent accountants to the Fund or to a service provider, provided however, that any such policies and procedures are detailed as to particular services, the Committee is informed of each service, and any such policies and procedures do not include the delegation of the Committee’s responsibilities under the Securities Exchange Act of 1934 or applicable rules or listing requirements.

(e)(2) 0.0% in fiscal 2011 and 2010.

(f) Not applicable.

(g) The aggregate non-audit fees for services to the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $79,600 and $79,600 in 2011 and 2010, respectively.

(h) The audit committee considered the non-audit services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser, and believes the services are compatible with the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Frank C. Golden

Russell J. Page

Fred G. Steingraber

Donald R. Tomlin

Item 6.	Schedule of Investments.

(a) The Schedule of Investments is included in the Annual Report to Shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

See attached Exhibit “Proxy Voting Policies and Procedures”.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

See attached Exhibit “Portfolio Manager’s Information”.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases of shares of the registrant’s equity securities during the period July 1, 2011 to December 31, 2011.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of Ethics for Senior Financial Officers is filed herewith.

(a)(2)	Certifications required by Item 12(a) of Form N-CSR are filed herewith.

(a)(3)	Not applicable.

(b)	Certification required by Item 12(b) of Form N-CSR is furnished herewith.

(c)	Proxy Voting Policies and Procedures

(d)	Portfolio Manager’s Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Diamond Hill Financial Trends Fund, Inc.

By (Signature and Title)	/s/ James F. Laird, Jr.
James F. Laird, Jr., President

Date	March 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ James F. Laird, Jr.
James F. Laird, Jr., President

Date	March 6, 2012

By (Signature and Title)	/s/ Gary R. Young
Gary R. Young, Treasurer

Date	March 6, 2012